UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                                December 23, 2005

                               ETOTALSOURCE, INC.
               (Exact Name of Registrant as Specified in Charter)

            Colorado                   39-49797                  84-1066959
 (State or other jurisdiction        (Commission                (IRS Employer
       of incorporation)            File Number)             Identification No.)

                    1510 Pool Boulevard, Yuba City, CA 95993
                    (Address of principal executive offices)

      Registrant's telephone number, including area code:        (530) 751-9015

                                       N/A
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02   Termination of a Material Definitive Agreement.

      On November 2, 2005, the Company entered into a Termination Agreement with Cornell Capital Partners, LP ("Cornell"), whereby that certain Standby Equity Distribution Agreement and the related Registration Rights Agreement, Placement Agent Agreement, Irrevocable Transfer Agent Instructions, and Escrow Agreement, all of which were dated as of April 20, 2005, and that certain Amended and Restated Escrow Agreement, dated September 1, 2005, were terminated. The Termination Agreement also terminated that certain Securities Purchase Agreement and the related Security Agreement, Investor Registration Rights Agreement, Secured Convertible Debentures and Escrow Agreement, all of which were dated as of April 20, 2005, and that certain Amended and Restated Escrow Agreement, dated September 1, 2005.

      On November 2, 2005, the Company also entered into a separate Termination Agreement with Cornell, whereby that certain Securities Purchase Agreement, and the related Security Agreement, Investors Registration Rights Agreement, Secured Convertible Debentures and Escrow Agreement, all of which were dated as of August 24, 2005, were terminated.

Item 9.01. Financial Statements and Exhibits.

      (a)   Not applicable

      (b)   Not applicable

      (c)   See table below:

Exhibit      Description                                                                 Location
  Exhibit    Termination Agreement dated as of November 2, 2005, by and between          Provided herewith
   10.1      eTotalSource, Inc. and Cornell Capital Partners, LP

  Exhibit    Termination Agreement dated as of November 2, 2005, by and between          Provided herewith
   10.2      eTotalSource, Inc. and Cornell Capital Partners, LP


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    December 23, 2005         ETOTALSOURCE, INC.

                                   By:    /s/ Terry L. Eilers
                                          --------------------------------------
                                   Name:  Terry Eilers
                                   Title: Chief Executive Officer, Chairman, and
                                          Principal Executive Officer


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